                                                                 EXHIBIT 24.1

                                      POWER OF ATTORNEY
                                      -----------------


        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.





DATED:  March 20, 1997



                                         /s/William E. Fisher
                                         --------------------
                                            William E. Fisher

                                    POWER OF ATTORNEY
                                    -----------------


        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attonorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.




DATED:  March 20, 1997
              --




                                             /s/James G. Jones
                                             -----------------
                                                James G. Jones

                                POWER OF ATTORNEY
                                -----------------


        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attoneys-in-fact, each with full power of substitution, to sign for me as a Director and Chairman of the Board of BA MErchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.




DATED:  March 20, 1997
              --




                                          /s/Thomas E. Peterson
                                          ------------------------
                                             Thomas E. Peterson
                                             Chairman of the Board

                                POWER OF ATTORNEY
                                -----------------




        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.




DATED:  March 19, 1997



                                          /s/Barbara J. Desoer
                                          --------------------
                                             Barbara J. Desoer

                                  POWER OF ATTORNEY
                                  -----------------



        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BA Merchant Services, Inc. and Corporation's Form 10-K annual report for 1996, and any amendments.




DATED:  March 20, 1997
              --




                                              /s/Donald R. Dixon
                                              ------------------
                                                 Donald R. Dixon

                                    POWER OF ATTORNEY
                                    -----------------



        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director President and Chief Executive Officer of BA Merchnt Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.




DATE:   March 19, 1997
              --




                                              /s/Sharif M. Bayyari
                                              ----------------------
                                                 Sharif M. Bayyari
                                                 President and Chief
                                                 Executive Officer

                                 POWER OF ATTORNEY
                                 -----------------



        I hereby appoint SUSAN LAU and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Executive Vice President, Chief Financial Officer and Treasurer of BA Merchant Services, Inc. and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1996, and any amendments.




DATED:  March 19, 1997
              --




                                          /s/James H. Williams
                                          ----------------------------
                                             James H. Williams
                                             Executive Vice President,
                                             Chief Financial Officer,
                                             and Treasurer